Exhibit 99.2

1 Cincinnati Bell 4th Quarter and Full Year 2008 Review February 5, 2009

2 Agenda Performance Highlights Jack Cassidy, President & CEO 2. Operational Overview Brian Ross, Chief Operating Officer 4. Q & A 3. Financial Overview Gary Wojtaszek, Chief Financial Officer

3 Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K report. The forward-looking statements included in this presentation represent estimates as of February 5, 2009. It is anticipated that subsequent events and developments will cause estimates to change.

4 Performance Highlights Jack Cassidy President & CEO

5 2008 Accomplishments Overview Technology Solutions Wireless Wireline Grew revenue 4% Increased Adjusted EBITDA 2% Increased free cash flow by $105M Purchased 8% of shares outstanding Retired $108M of bonds at a 14% discount Grew service revenue by 9% Improved Adjusted EBITDA 12% Increased postpaid ARPU 5% Increased smart phone subscribers  by 59% Increased DSL subs by 5% and maintained churn at 1.9% Grew wireline data revenue by 6% Increased long distance and VoIP revenue by 24% Maintained Adjusted EBITDA margins at 47% Increased DC  & managed services revenue by 45% Grew Adjusted EBITDA by 32% Increased data center capacity by 65K sq ft Began billing 50K sq ft new data center space

6 2008 Revenue Growth 9% increase in Wireless service revenue +$21M, 10% postpaid +$3M, 6% prepaid Wireline Data/Other +6% data growth, due to data transport and DSL subscribers +24% LD and VoIP growth, mostly due to the eGIX acquisition 22% increase in Technology Solutions +$20M / 11% Telecom and IT equipment +$30M / 45% data center and managed services ($’s in millions) * May not foot due to rounding

7 2008 Adjusted EBITDA Growth +12% Increase in Wireless Adjusted EBITDA Due to +$23M service revenue growth +32% Increase in Technology Solutions +$30M data center and managed services revenue growth 11.1% Adjusted EBITDA margin (.9 pts improvement vs. prior year) -3% Wireline Driven by local voice revenue decline ($’s in millions) * May not foot due to rounding

8 Met or Exceeded 2008 Guidance In spite of challenging economic conditions in 2008, Cincinnati Bell met or exceeded the guidance provided during the year.    We also took steps to proactively reduce working capital and pay down debt. * May not foot due to rounding

9 Earnings per Share Growth Earnings per diluted share up 58% y/y Adjusted EBITDA increased $7M Gains of $14M on debt extinguishment and $10M on operating tax settlement Interest expense down $15M; lower rates and debt balances Purchased 21M shares in repurchase authorization program 8% of outstanding shares EPS excluding special items up 21% (on a diluted basis)

10 Revenue Diversification Continued in 2008 Consumer Wireline Voice -3 pts. to 14% Wireline Data, Wireless & Technology Solutions +4 pts. to combined 63% (before inter-company eliminations) (includes Long Distance) 14% 19% 22% 22% 10% 13% * May not foot due to rounding

11 2008 Revenue by Market . . .Increasing business % of total (before inter-company eliminations) Consumer 41% Business 59% Business +3 pts to 59% Business revenue up 9% y/y 45% Data Center and Managed Services 10% Wireless

12 Data Center Build Out Update Data Center Capacity (sq ft) at quarter end 209K sq ft capacity 7K sq ft new capacity commissioned in 4Q08 88% utilization 6K sq ft new billing contracts in the fourth quarter 68K sq ft to be commissioned 1Q09 50K sq ft – new Lebanon facility 18K sq ft – Downtown Cincinnati W 7th St. New customers buying Tier III space in two separate facilities for simultaneous data replication Sales Funnel Strong (in thousands) * May not foot due to rounding

13 2009 Focus Areas Grow Defend De-lever/ Balance Sheet Solidify Cincinnati Bell market share Continue ongoing cost reduction initiatives Strengthen position as the region’s technology leader with unique products Continue opportunistic debt retirement Continue share buyback program Continue focus on working capital management Focus on Enterprise/SMB Grow Wireless revenue, margins, and subscriber metrics Achieve high utilization rates on new 2009 data center capacity

14 Operational Overview Brian Ross Chief Operating Officer

15 Wireless Revenue and Adjusted EBITDA Service revenue y/y growth equaled 3% +5% Postpaid ARPU driven by smart phone and SMS plans Adjusted EBITDA growth equaled 2% $2.5M lower costs customer care cost per sub operating & property taxes prepaid commission/gross add G & A expense Offset by $1.8M higher handset subsidies, $1.3M higher bad debt and higher network costs 14% ($’s in millions) 3% 28% 7% 2% 16% 30% 7% 9% 10%

16 4Q08 Wireless Adjusted EBITDA Service revenue continues to drive subscriber margin $2.4M service revenue growth +$1.3M bad debt +$1.7M Acquisition cost Smart phones & deeper discounting 27% EBITDA margin if acquisition costs are flat to 4Q07 ($’s in millions) * May not foot due to rounding 25.1% 24.9%

17 Postpaid Wireless Growth +7% postpaid service revenue 3% ave subscriber growth 5% growth in ARPU Data ARPU up 23% SMS/smart phone plans 10K net subscriber loss Postpaid churn of 3% Gross adds down 6% vs 4Q07 Strong smartphone growth Up 59% from 4Q07, now 11% of subscribers 172% consumer subscriber growth

18 4Q08 Churn Analysis 3% Postpaid Churn 2.6% excl. 4k low ARPU, no usage, data only subscribers +0.4% involuntary (non-pay) churn to historical trend May-08 credit model changes Almost entire increase from new subs since May-08 Tightened credit policy in Aug-08 and again in Jan-09 Approx. 90 days to observe impact of a credit change +0.5-0.6% voluntary to trend Ineffective messaging of the value of the bundle Limited access to the latest handsets Will launch Nokia touch screen handset in 2Q09 1.6% 1.6% 1.7% 2.3% 3.0%

19 Prepaid Wireless Prepaid Service Revenue ($’s in millions) 14% reduction in prepaid service revenue Ave subscribers down 11% y/y ARPU down 4% y/y Met competition’s Oct-08 price decreases 4Q08 sequential qtr double-digit decline in revenue/MOU Maintaining prepaid share Prepaid porting ratios favorable Some subscriber migration to postpaid

20 Technology Solutions Revenue ($’s in millions) Segment revenue up 13% y/y Well below 30% trend growth due to Telecom and IT equipment sales Telecom and IT equipment +4% y/y Data Center and Managed Services revenue +31% y/y +6k billing; +7k capacity v 3Q08 +50k billing; +65k capacity v 4Q07 23% organic growth

21 Technology Solutions Profit Gross profit +$3M Data center accountable for all profit increase +3% Adjusted EBITDA y/y + 24% adjusted for large non-recurring items $1M favorable 4Q07 benefits expense ($0.8M) 4Q08 customer credits ($’s in millions)

22 Wireline Adjusted EBITDA Wireline revenue down 7% Down 2% when adjusting for $10M 4Q07 low margin wiring project Data revenue up 4% 5% DSL subscriber growth 7% data transport growth LD/VoIP revenue up 17% Mostly due to eGIX acquisition Expense down $13M $9M 4Q07 wire project expense Non-wire project expense down $4M ILEC labor and materials expense partially offset by volume driven CLEC expenses ($’s in millions) * May not foot due to rounding

23 DSL Subscriber Activity 5% subscriber base growth y/y 233,000 subscribers at the end of 4Q08 2K net adds in 4Q08 Down 2K y/y primarily due to lower gross activations 6 basis points churn improvement vs 4Q07 (in thousands)

24 ILEC Access Line Loss Net losses improved 2K y/y 8.2% ILEC loss 11.1% ILEC primary consumer line loss; compared to 11.5% in 3Q08 Gross adds down 3K y/y Churn remains well below 2% (in thousands) * May not foot due to rounding

25 Financial Overview Gary Wojtaszek Chief Financial Officer

26 Q4 ‘08 and ‘07 Financials * May not foot due to rounding (Unaudited, $ in millions except per share amounts) * Excludes $2.0 million related to patent legal settlement.

27 4Q08 Net Income ($’s in millions) Net Income excluding special items up $3M y/y +$1M 4Q08 Restructuring Charge: related to voluntary early retirement program for union and management employees. -$7M Debt Extinguishment Gain on repurchase of bonds -$6M Operating Tax Settlement Resolution of a contingent liability from prior years +$1M Patent Lawsuit Settlement Settlement and legal costs related to a patent lawsuit which settled in the qtr * May not foot due to rounding

28 4Q08 Free Cash Flow Growth ($’s in millions) Free Cash Flow increased $53M y/y +$17M related to operating tax settlement +$24M remaining due to improvement in working capital Driven mostly by change in AR and AP NOL balance as of 12/31/08 was $439M

YTD Sources and Uses of Cash $164M Free Cash Flow Exceeded annual guidance of approx. $150M Acquisitions closed eGix in Q1 CenturyTel – Dayton fiber ring in Q2 $77M stock repurchase 21M shares – 8% of total shares outstanding Retired $108M of bonds at $16M discount Sources: 4Q08 YTD Free cash flow $63 $164 Increase in credit facility - 18 Available cash - BOP 8 26 TOTAL $71 $208 Uses: Acquisitions $ - ($22) Stock repurchase (9) (77) 8.375% debt repayment (19) (66) 7.25% debt repayment (22) (25) Decrease in credit facility (7) - Capital lease payments & other (7) (11) TOTAL ($64) ($201) Cash EOP $7 $7

30 Capital Expenditures Total Capital down $9M vs 4Q07; down $3M for entire year Technology Solutions down $11M vs 4Q07 Slower data center spending y/y Combined Wireline and Wireless spending essentially flat y/y ($ in millions) * May not foot due to rounding $72 $81 $61 $43 $56

31 Schedule of Debt Maturities ($’s in millions) Excludes debt associated with capital leases and interest rate swaps

32 Ample Liquidity to Manage Operations Sources of liquidity Cash on Hand Cash generated by operations Excess borrowing capacity Revolver is well diversified Comprised of 16 banks none of which having more than a 10% funding commitment Liquidity improved by $7M from 3Q08 ($’s in millions)

33 2009 Guidance * Plus or Minus 2 percent Revenue Adjusted EBITDA Free Cash Flow 2008 Actuals 2009 Guidance $1.4B $480M $164M Approx. $1.4B Approx. $480M* Approx. $150M*

34 Cincinnati Bell 4th Quarter and Full Year 2008 Review February 5, 2009

35 Non-GAAP Reconciliations (please refer to the Earnings Financials)